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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NUMBER 1-10308

                                ----------------

                      NOVEMBER 16, 1998 (NOVEMBER 16, 1998)
               (Date of Report (date of earliest event reported))


                               CENDANT CORPORATION
             (Exact name of Registrant as specified in its charter)




                    DELAWARE                          06-0918165
        (State or Other Jurisdiction of            (I.R.S. Employer
         Incorporation or Organization)           Identification No.)


                 6 SYLVAN WAY,
            PARSIPPANY, NEW JERSEY                      07054
    (Address of Principal Executive Office)           (Zip Code)


                                 (973) 428-9700
              (Registrant's telephone number, including area code)


                                      NONE
       (Former name, former address and former fixcal year, if appliable)

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ITEM 5. OTHER EVENTS

     This Current Report on Form 8-K is being filed by Cendant Corporation for purposes of incorporating by reference the exhibit listed in Item 7 hereof in Registration Statements currently on file with the Securities and Exchange Commission.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


EXHIBIT
  NO.    DESCRIPTION

99.1 Unaudited pro forma financial statements of Cendant Corporation giving effect to the acquisition of National Parking Corporation Limited for:
         (i) the year ended December 31, 1997; and (ii) the nine months ended September 30, 1998;

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        CENDANT CORPORATION


                                        BY: /s/ Scott E. Forbes
                                           ---------------------
                                           Scott E. Forbes
                                           Executive Vice President
                                           and Chief Accounting Officer



Date: November 16, 1998

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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
               REPORT DATED NOVEMBER 16, 1998 (NOVEMBER 16, 1998)


                                  EXHIBIT INDEX



EXHIBIT NO.     DESCRIPTION
-----------     -----------
99.1            Unaudited proforma financial statements of Cendant Corporation giving effect to the acquisition of National Parking
                Corporation Limited for: (i) the year ended December 31, 1997;
                and (ii) the nine months ended September 30, 1998.


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